U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2004

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Garfield Street, Denver, Colorado 80206

(Address of principal executive offices; zip code)

(303) 399-2400

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On October 1, 2004, Mr. Eugene L. McKenzie, Jr. resigned as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of StarTek, Inc. for personal reasons.

     The Company has appointed Mr. Rodd Granger, 39, as Chief Financial Officer of the Company on an interim basis, and has commenced a search for Mr. McKenzie’s permanent replacement.

     Mr. Granger has been a Vice President of the Company since July, 2004. From 1997 to July, 2003, he held several officer level positions at TeleTech Holdings, Inc., most recently as Vice President — Global Pricing Strategies. Prior to joining TeleTech, Mr. Granger worked in finance at US West Communications and was an audit manager with KPMG Peat Marwick.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: October 1, 2004	By:	/s/ William E. Meade, Jr.
William E. Meade, Jr.
President and Chief Executive Officer